UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

CARMELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2403 Sidney Street, Suite 300 Pittsburgh, Pennsylvania	15203
(Address of principal executive offices)	(Zip Code)

(919) 313-9633

(Registrant’s telephone number, including area code)

Carmell Therapeutics Corporation1

Alpha Healthcare Acquisition Corp. III2

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

[1]	Name as of the original filing of the Current Report on Form 8-K amended hereby. The address is unchanged since such filing.
[2]	Prior to the original filing of the Current Report on Form 8-K amended hereby.

Explanatory Note

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by Carmell Corporation (the “Company”) on July 20, 2023 (the “Original Report”) in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report). As of the date of the Original Report, the Company’s name was Carmell Therapeutics Corporation.

This Amendment No. 1 hereby amends the subsections of Item 2.01 identified below and Item 9.01 in the Original Report to include (i) the unaudited financial statements of Legacy Carmell (as defined in the Original Report) as of and for the six months ended June 30, 2023 and 2022, (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Carmell for the six months ended June 30, 2023 and (iii) the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2023. This Amendment No. 1 also hereby amends the subsections of Item 5.02 identified below to update certain of the information therein.

The text of the Original Report is hereby incorporated by reference. This Amendment No. 1 solely amends the subsections of Item 2.01 and 5.02 identified below, and Item 2.01 and 5.02 of the Original Report otherwise remains unchanged, and Item 9.01 of the Original Report. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Financial Information

Selected Historical Financial Information

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Unaudited Financial Statements

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Carmell as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference. The unaudited pro forma condensed combined financial information is derived from, and should be read in conjunction with, the historical financial statements and related notes of Legacy Carmell and ALPA for the applicable periods included elsewhere in this Current Report, and in ALPA’s Amended Annual Report on Form 10-K, filed with the SEC on May 16, 2023 (the “ALPA 10-K/A”). The unaudited pro forma condensed combined financial information should also be read in conjunction with the section of this Current Report entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and the section of the ALPA 10-K/A entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Carmell for the years ended December 31, 2022 and 2021 is included in the Proxy Statement/prospectus in the section entitled “Information about Carmell — Management’s Discussion and Analysis of Financial Condition and Results of Operations of Carmell Therapeutics Corporation”, beginning on page 220 of the Proxy Statement/prospectus, which is incorporated herein by reference. Management’s discussion and analysis of the financial condition and results of operation of Legacy Carmell for the six months ended June 30, 2023 and 2022 is set forth on Exhibit 99.2 hereto and are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company wishes to amend and restate the information included under the subheading “Executive Officers” in the Original Report as described below.

Executive Officers

Upon consummation of the Business Combination, the following individuals were appointed to serve as executive officers of Carmell:

Name	Age	Position(s)
Rajiv Shukla	48	Executive Chairman
Randolph W. Hubbell	60	Chief Executive Officer, President and Director
Bryan Cassaday	55	Interim Chief Financial Officer
James Hart, M.D.	71	Chief Medical Officer
Donna Godward	68	Chief Quality Officer
Janet Vargo, Ph.D.	65	Vice President Clinical Services

Bryan Cassaday has been the Interim Chief Financial Officer of Carmell since June 2023. Mr. Cassaday has over 30 years of experience serving in strategic financial leadership positions across multiple industries ranging in size from mid-size private-equity portfolio companies to large, publicly traded corporations. Prior to Carmell Corporation, Mr. Cassaday was the Controller for Nevakar, Inc., a commercial-stage biopharmaceutical with an extensive portfolio of products in the ophthalmic and critical care injectables areas. In this role, Mr. Cassaday managed the accounting, finance, financial reporting, and planning functions. Prior to Nevakar, Mr. Cassaday was the Chief Financial Officer of Atalian Global Services from 2019 to 2020, Controller and Acting Chief Financial Officer of EMCOR Facilities Services from 2015 to 2019, and Controller of SeeChange Health from 2013 to 2015. From 1993 to 2013, Mr. Cassaday held accounting and finance leadership roles at Nationwide Financial, Prevail InfoWorks, Delaware Investments, and Delphi Financial Group. Mr. Cassaday began his career in Ernst & Young’s assurance group, where he was a senior auditor from 1990 to 1993.

Mr. Cassaday received his B.S. in Accounting from Drexel University and is a Certified Public Accountant and Chartered Global Management Accountant.

Reference is made to the section of the Proxy Statement/prospectus entitled “Management of the Combined Company,” beginning on page 260 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Reference is made to the audited consolidated financial statements of Legacy Carmell as of and for the years ended December 31, 2022 and 2021, which are set forth in the Proxy Statement/prospectus beginning on page F-70 and are incorporated herein by reference.

Reference is made to the unaudited financial statements of Legacy Carmell as of and for the six months ended June 30, 2023 and 2022, which are included as Exhibit 99.1 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Carmell for the six months ended June 30, 2023 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

Reference is made to the unaudited pro forma condensed combined balance sheet as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the six months ended June 30, 2023, which are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited financial statements of Legacy Carmell as of and for the six months ended June 30, 2023.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Carmell for the six months ended June 30, 2023.

99.3	Unaudited pro forma condensed combined financial information of Carmell Corporation for the year ended December 31, 2022 and as of and for the six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2023

CARMELL CORPORATION

By:	/s/ Rajiv Shukla
Name:	Rajiv Shukla
Title:	Executive Chairman